Welcome to Auxilium’s First Analyst Day – Focusing on Xiaflex! October 17, 2007 Exhibit 99.1

Armando Anido Chief Executive Officer and President

Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding future Testim market share and sales growth and factors that may drive such growth; the issuance of a patent from the pending U.S.
application for Testim; the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including XIAFLEX™ (clostridial collagenase for injection), formerly referred to as AA4500, for the treatment of Dupuytren’s contracture, Peyronie’s disease, and Frozen Shoulder syndrome; interpretation of market research data; reimbursement for and pricing of XIAFLEX; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates; the timing of the enrollment in and completion of clinical trials and the timing of reporting of results therefrom; the timing of manufacturing scale up for the Company’s product candidates; the Company’s ability to manufacture XIAFLEX at the
Company’s Horsham facility; the ability of third party manufactures to timely and effectively provide services; the timing of the enrollment of patients in phase III trials for XIAFLEX for the treatment of Dupuytren’s contracture; the timing of the filing of the
Biologics License Application for approval of XIAFLEX for the treatment of Dupuytren’s contracture and the approval thereof;
the timing of the phase IIb trials for XIAFLEX for the treatment of Peyronie’s disease; competitive developments affecting the
Company’s products and product candidates; the success of the Company’s development activities; the Company’s development and operational goals for fiscal 2007. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,”
“could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007 under the heading “Risk Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be
accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Today’s Agenda
Who is AUXL
Overview of XIAFLEX™
Dupuytren’s Contracture
~ Disease overview & treatment options
~ Clinical Development Plan
~ Market Overview
Peyronie’s Disease
~ Disease overview & treatment options
~ Clinical Development Plan
~ Market Overview
Questions and Answers

Ground Rules For The Day
• Please hold all questions until after we finish the formal presentations.
• We will limit each person to 1 question, then allow you to get back in the queue
• We may limit responses from our guest speakers to
preserve competitive data or intellectual property rights
•Speakers are independent and their views may not be the
same as AUXL’s
• Please silence your cell phones & step out of the room if
you need to take a call
• Coffee & soft drinks are available just outside of the rear doors

Medical Experts Participating Today
• Larry Hurst, M.D., Professor and Chair, Chief of
Hand Surgery, Department of Orthopaedics of
the Health Science Center, State University of
New York at Stony Brook
• Gerald H. Jordan, M.D., F.A.C.S., F.A.A.P.,
Professor, Department of Urology, Eastern
Virginia Medical School Director, Devine Center
for Genitourinary Reconstructive Surgery,
Sentara Norfolk General Hospital

Participating from Auxilium
Jim Fickenscher, Chief Financial Officer
Roger Graham, Executive Vice President,
Sales & Marketing
Dr. Jyrki Mattila, Executive Vice President,
Business Development, R&D and Technical
Operations

Fastest Growing TRT product in the U.S. Late Stage Company Transforming Product Poised for Growth + =

Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
• Specialty biopharmaceutical company focused on Urologists,
Endocrinologists, Orthopedists and certain PCPs
• Founded in 1999
•
Headquarters in Malvern, Pa.
~
Manufacturing in Horsham, Pa.
~
Approximately 290 employees (~190 commercial)
 I.P.O in July 2004
~
Currently approximately 40.0 million shares issued &
outstanding
~
Additional 7 million shares subject to issuance from stock
options & warrants
A component of the NASDAQ BIOTECH INDEX

Broad Pipeline Maturing in Coming Years
Broad Pipeline Maturing in Coming Years
Note:  Worldwide rights for all products available, except Testim where ex -U.S. rights have been licensed.
XIAFLEX™ (clostridial collagenase for injection) was formally referred to as AA4500
Auxilium has exclusive option for all non-topical uses of XIAFLEX.
Product
Testim® gel
Approved in U.S.
Europe & Canada
XIAFLEX™
XIAFLEX™
XIAFLEX™
Trans. Film
AA4010
Trans. Film
Trans. Film
Market Phase III Phase II Phase I Pre-clinical Late Research
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain

XIAFLEX –
XIAFLEX –
Company Transforming
Company Transforming
Opportunity
Opportunity
•Potential to replace surgery
•Great fit for Specialty Biopharmaceutical Company
•Worldwide rights offer options to build company or generate cash
•We believe there are approximately 450,000 potential patients annually in U.S. and EU for Dupuytren’s & Peyronie’s
indications - > $1 Billion opportunity, based on market research and analysis
•BLA for Dupuytren’s Contracture expected to file in early 2009

Overview of XIAFLEX™ (Clostridial Collagenase for Injection)

XIAFLEX™
• Purified Clostridial Collagenase for injection
• Specific combination of several subtypes of
Collagenase
• Produced by bacterial fermentation & purified
at our Horsham facility
• Filled and lyophilized by a third party
manufacturing partner
• Requires reconstitution with sterile diluent
before injection

Mechanism of Action
• Collagen is a molecule made up of three peptide chains
arranged as an alpha-triple helix
~
Renders collagen impervious to all proteolytic enzymes except collagenase
Endogenous collagenases
~
May be deficient in Dupuytren’s & Peyronie’s patients
~
Degrade collagen at one site & are slow to act
~
Readily inactivated by locally secreted tissue inhibitors (TIMPs)
We believe that XIAFLEX™
~
Attacks several sites within collagen molecule (due in part to multiple subtypes)
~
Acts rapidly against collagen
~
Is resistant to Tissue Inhibitors of Matrix Metalloproteinase
(“TIMP’s”)

XIAFLEX™ • Over 1,300 patients have been exposed to XIAFLEX™ in a range of indications • 237 Dupuytren’s patients have been treated • 280 Peyronie’s patients have been treated

Development History
• First formulated in the 1980’s
• Initial trials in Peyronie’s Disease – 1982
• Initial trials in Dupuytren’s Contracture – 1996
• Orphan Drug Designations Granted
~
Dupuytren’s Contracture – 1996
~
Peyronie’s Disease – 1997
Auxilium Obtains License to AA4500 - 2004
• Initial Dupuytren’s Phase III Pivotal Trial
Completed – 2005

Development History
• New manufacturing process developed – 2004 to 2006
• Option exercised for Frozen Shoulder – December, 2005
• Horsham manufacturing facility acquired – August, 2006
• Results announced from
~
Initial Phase 3 study in Dupuytren’s contracture – June, 2006
~
Phase 2 studies in Peyronie’s disease – October 2006
Clinical hold due to meltback – December, 2006
• Results from suspended Ph 3 trials announced – July, 2007
• Journal of Hand Surgery publishes pivotal Ph 3 data – Aug, 2007
• Resumption of Ph 3 program for Dupuytren’s – Sept, 2007

Lawrence C. Hurst, MD
Current Professional Appointments:
~
Professor & Chairman; Chief, Division of Hand
Surgery, Department of Orthopaedics,
SUNY @ Stony Brook School Of Medicine
~
Program Director, Hand Fellowship Training
~
Adjunct Staff/Hand Surgery: St. Charles Hospital, Port
Jefferson, NY
Education:
~
MD Degree: University of Vermont College Of Medicine: 1973
~
BA Degree: College of Arts & Science, University of Vermont:
1969

History of Dupuytren’s
Disease (DD)
• Orkney and Iceland in 12
th
& 13
th
writings mention DD
• Felix Plater of Basel describes DD in 1614 but thought
pathology secondary to tendon problem
• John Hunter accurately describes DD in 1777 – the year
of Dupuytren’s birth
• Ashley Copper writes about DD in “A treatise on
Dislocations & Fractures” in 1822

History The eponym for Dupuytren Disease was coined because M. Dupuytren performed a fasciotomy using an open transverse incision in 1831

History of DD
Despite Dupuytren’s famous open surgical
treatment, Ashley Cooper’s closed
fasciotomy was the treatment of choice but
neither procedure was used frequently
until anesthesia was added in 1842 and
Lister’s antiseptic techniques were added
in 1865.

Basic Science

HISTOLOGY, CELL BIOLOGY & BIOCHEMISTRY The Myofibroblast and Attached collagen Electron Microscopic view of a Myofibroblast

HISTOLOGY, CELL BIOLOGY & BIOCHEMISTRY Increased collagen type III & GAG’s Collagen helix pattern with increased cross- links Fibrotactin - an extracellular matrix- cytoskeletal connector

Anatomy

PATHOANATOMY Common Pathologic Cords Central Cord Lateral Cord Natatory Cord Pretendinous Cord Spiral Cord Nodule

PATHOANATOMY Digital Nerve and Vessel Spiral Cord Note: Cord Actually Straight and the Neurovascular bundle spirals!

Incidence • Genetics Associated Diseases Ectopic Locations

INCIDENCE Mikkelsen in Norway found 9% incidence in males & 3% incidence in females Incidence: near 5% before age 20 above 20% at age 70 Brenner (2001) found 1.9 Million Germans affected

ASSOCIATED DISEASES

GENETICS: Autosomal dominant Mendelian Inheritance pattern with variable penetrance:

ECTOPIC FIBROMATOSES: - Foot – Plantar fibromatosis (Ledderhose) - Penile Fibromatosis (Peyronie) - Knuckle Pads

ECTOPIC FIBROMATOSES: - Foot – Plantar fibromatosis (Ledderhose)

Treatment Options Current Option - Surgery

Surgical Indications
•
30 Degree MP Contracture
•
Any PIP Contracture
•
Nodule Over Trigger Finger
Requiring Surgery
•
Anesthesia – Match type with
Patient & Contracture-Local,
Axillary Block or General

Surgical Indications • Positive Table Top Test The Dupuytren’s cord causes flexion contractures so that the palm and the fingers CAN NOT be placed on the same flat surface simultaneously !!

• These surgical indications suggest that surgeons recommend operative treatment for rather mild contractures. Why are these the standard textbook indications?

• Progressive - sometimes even aggressive. • Severe contractures are very difficult to correct surgically • Severe contractures can interfere significantly with activities of daily living (ADL)

Pre-op photo shows Dupuytren’s cord eroding through the skin pit base at first flexion crease of the finger Severe Contracture Can Cause Hygiene Problem

Imagine this hand easily getting into this pocket??

Imagine this hand holding this mug of beer?

Imagine this hand trying to wash your face?

Imagine this hand shaking your hand?

Many incisions have been tried over last century No incision has made surgery simple; always successful or guaranteed a long term correction!

COMMON USED INCISONS FOR OPERATIVE MANAGEMENT ARE: Brunner(zig-zag plasty), Standard Z-plasty, Or McCash (Transverse)

Operative Management in DD Distally Based Flap

Operative Management in DD

Spiral Cords Operative Management in DD Digital nerve superficial to the spiral cord Spiral cord moves N-V Bundle Proximally, Centrally and Superficially

Pre-tendonous Cord in: Cord out: Excised Dupuytren’s Cord

With tourniquet down check: Flap vascularity:

Surgical Treatment can be very extensive !

Operative Management in DD: OPEN Palm (McCash) Technique At Surgery 2-3 Months Post-op

Operative Management of DD in the Radial Side of the Hand: Contracting Web Superficial and Deep Commissurial Cords

Skin Grafts Cord tissue New Skin graft Healed graft from previous surgery Skin Grafts

Outcomes

PROGNOSIS – Mc Farlane 1202 Surgical patients 6-18 months Follow-up: -19% Perfect -56% Improved -25% same or worse

Another Surgical Option is the Closed fasciotomy which CAN BE DANGEROUS! Why? - Because This NERVE Might Be Right Here!

Another Surgical Option is the Needle fasciotomy. This too can be dangerous to digital nerves.

Operative Management in DD: Needle fasciotomy

Operative Management in DD: Needle fasciotomy Nerve, f/u

Non-Operative Management: XIAFLEX • Indications = Surgical Indications !

Non-Operative Management: XIAFLEX* *Currently not FDA approved .25 CC’s for MP and .20 CC’s for PIP Each with 0.58 mg of Xiaflex which equals 10,000 units

Non-Operative Management: XIAFLEX*
*Currently not FDA approved
Distal End  Of Cord
Proximal End  Of Cord
Area of Maximal “Bowstringing”
(Separation of Cord and Flexor Tendons)
Target areas for Xiaflex Injection

Non-Operative Management: XIAFLEX* *Currently not FDA approved 1/3 of dose in three separate places In the cord (not through the cord)

Non-Operative Management The needle should be placed in, not through the gritty gristly consistency of the cord (can be palpated with the end of the needle)

Non-Operative Management of “Y” Shaped Cord
*Currently not FDA approved
1/3 of dose in three separate places
In the cord (not through the cord)
• Created by a
combination
of a central
and natatory
cord
• The “point” of
the Y should
be injected

XIAFLEX Clinical Study Results

98 133 176 199 Total
19 16 19 19
§
Open label study of the relative safety and
efficacy of collagenase therapy in the treatment of
residual type Dupuytren’s disease.
DUPY-
404
(continuat
ion from -
303)
14 16 23 35
(12 of 35
subjects had
placebo only)
Double-blind randomized, placebo controlled
study of the relative safety and efficacy of
collagenase therapy in the treatment of residual
type Dupuytren’s disease.
DUPY-
303
43 31 63 80
(17 of 80
subjects at lower
dose)
Double-blind randomized, parallel-group,
placebo controlled, trial to determine the safety
and efficacy of doses of 2500, 5000 or 10,000 units
of collagenase compared to placebo.
DUPY-
202
13 36 49 49 Double-blind, placebo controlled  study to
evaluate the safety and efficacy of collagenase in
improving the degree of flexion deformity and
range of finger motion in ’s with residual
Dupuytren’s disease
DUPY-
101
9 34 29 35
(6 of 35 subjects
at lower dose)
Open label evaluation of the efficacy of
collagenase as a non-operative treatment for
residual stage Dupuytren’s disease
Open
label
study
PIP MP # Subjects
Number of Joints
(at 10,000 U /
Injection)
No. of Subjects
(10,000
U/Injection)
No. Enrolled
Subjects Protocol Title
Study
Number
Summary of Clinical Studies

• 215 patients with Dupuytren’s contracture treated with Xiaflex – 0.58mg per injection appears to be the most effective dosage – One Phase 3 study with 35 patients completed Overview Of Clinical Data

Overview (cont.) • Two double-blind, placebo controlled trials – One Phase 2: 80 subjects – One Phase 3: 35 subjects • Clinical Success: return to within 0 –5 of normal O O

Efficacy Profile - DUPY 101 Double Blind Exploratory • One injection • 49 subjects • AA4500 Success (Primary Joint) – MP 14/18 = 78% – PIP 5/7 = 71% JHS 27A, 5, p.788-798 (2002)

Efficacy Profile - DUPY 202 Double Blind Phase 2 • One injection • 80 subjects • AA4500 Success (Primary Joint) – MP 13/16 = 81% – PIP 5/7 = 71% JHS 27A, 5, p.788-798 (2002)

Efficacy Profile - DUPY 303
Double Blind Phase 3
XIAFLEX Placebo P-value
Primary End Point 21/23 (91%)* 0/12 < .001
- MP Joint 12/14 (86%) 0/7 < .001
- PIP Joint 9/9 (100%) 0/5 < .001
Secondary Joint 5/6 (83%) 0/3 .035
Median Time to
Success 8 Days N/A
Mean # Injections
For Success 1.4 N/A
*  Success rates were 70% after a single injection
JHS, 32A, 6, p.767-774 (2007)

Efficacy Profile – Summary from DB studies • MP joints: 81% (one injection) to 86% (multiple injections) • PIP joints: 71% (one injection) to 100% (multiple injections)

Safety Profile (202 & 303)
• Generally well tolerated
• Treatment-related AEs confined
to the local / administration site
– Related to the injection or manipulation
procedure of rupturing the cord
• Mild or moderate, non-serious,
transient, and resolved within 2 -
4 weeks without sequelae.

Summary
•Excellent efficacy profile, ranging from 71% - 100% after
up to three injections
•Most achieved clinical success within one month
•General well tolerated after multiple injections
•AEs confined locally and were mild, moderate, and
resolved with 2- 4 weeks
•In 202, no indication of antibody neutralization
•In 202, no AEs deemed to be due to an immunological
reaction

53 year old male complaining of inability to straighten
his right little finger for the past 3 years. It “gets in my way!” Exam shows an MP contracture.
post treatment
Non-Operative Management: XIAFLEX*
*Currently not FDA approved

51 y.o. male with severe recurrent DD Of the long finer. post treatment Non-Operative Management: XIAFLEX* *Currently not FDA approved

56 y.o. male complaining of a contracture of
his left  little finger present for five years. He can’t put his hand in his pocket and puts his finger in his eye
while washing his face. Exam shows a PIP contracture
post treatment
Non-Operative Management: XIAFLEX*
*Currently not FDA approved

Clinical Program for Dupuytren’s Contracture Jyrki Mattila Executive Vice President R&D

Suspended Phase 3 Studies
•
First clinical trials utilizing XIAFLEX ™ manufactured under process developed by Auxilium
• Six sites in Australia and United States participated
• Thirty patients were treated
~
22 received XIAFLEX
™
~
8 received placebo injections
•
14 of 22 patients injected with XIAFLEX ™ achieved clinical success
• No placebo patients experienced clinical success
• Adverse events were similar to those from earlier clinical studies

Xiaflex
™
Clinical Phase 3 Program
CORD I
Phase 3 double blind study with open label
extension in the United States
CORD II
Phase 3 double blind study with open label
extension in Australia
JOINT I
Open label phase 3 study in the United States
JOINT II
Open label phase 3 study in Australia and Europe

CORD I Collagenase Option for Reduction of Dupuytren’s ------------------------- A Phase 3, Double-Blind, Randomized, Placebo-Controlled Study of Xiaflex ™ in the Treatment of Dupuytren’s Contracture

Objectives – CORD I
Primary efficacy objective
• Reducing the degree of contracture of the primary MP
or PIP joints
Secondary efficacy objective
• Reducing the degree of contracture in multiple MP and
PIP joints
Safety Objective
• Provide data on the tolerability of Xiaflex
™
up to 12
months post first injection

Study Design – CORD I
Total of 216 subjects will be enrolled in approximately
15 study sites in the United States
•
Subjects stratified by
~
the primary joint type (144 MP joints and 72 PIP joints)
~
severity of primary joint contracture (< >
50°/40°
for
MP/PIP joints, respectively)
• Subjects randomized in a 2:1 ratio to either Xiaflex
™
(144 subjects)  or placebo (72 subjects)

Inclusion Criteria - CORD I
Dupuytren’s Contracture of at least one finger,
• At least
20°
but no greater than
100°
for MP joint
• At least 20 but no greater than
80°
for PIP joint
• Caused by a palpable cord that has never been
treated with Xiaflex
™
.
Subject has a positive “table top test”

Treatment and Follow-up – CORD I
Double blind placebo controlled phase (3 month):
•
Maximum of 3 injections of study drug  (Day 0, 30,
and 60).
•
Follow-up visits will be 1, 7 and 30 days after each
injection.
Open label extension (9 months):
Nine month follow-up after completion of the double
blind phase
•
Subjects may receive up to 5 additional injections of
Xiaflex ™

Efficacy Definitions – CORD I
PRIMARY EFFICACY ENDPOINT:
•
The proportion of subjects who achieve clinical
success of the primary joint after up to three injections
Clinical
success:
Reduction in contracture to <
5°
of
normal 30 days after last injection.

Secondary efficacy endpoints –
CORD I
Recorded for the primary joint
• Clinical success after the first injection
• Clinical improvement
• Percent reduction from baseline in contracture
• Percent change from baseline in range of motion
• Time to reach clinical success
Clinical
improvement:
A > 50% reduction from
baseline in contracture

Expected Timeline – CORD I
• Enrollment completed by end of 2007
• Top line results of the double blind portion available
2Q 2008
• 12 month follow-up completed by end of 2008
• Study ready for BLA submission early 2009

CORD II
60 patients, following protocol similar to CORD I
•
3 month double blind
•
9 month open label
Five study sites in Australia
Top line data from the double blind portion expected
to be available 2Q 2008

JOINT I & II Joint Open-Label Injection Non-Surgical Treatment ------------------------- Phase 3, Open-Label Studies of the Safety and Efficacy of Xiaflex ™ in the Treatment of Dupuytren’s Contracture

Design - JOINT I & II
Objective:
To evaluate the safety and efficacy of up to 5 injections
of Xiaflex
™
in multiple joints of subjects with
Dupuytren’s contracture
• No placebo control, all subjects receive Xiaflex
™
• JOINT I includes approximately 10 sites in the United
States and enrolls 100 subjects
• JOINT II includes approximately 15 sites in Europe
and Australia and enrolls 340 subjects

Design - JOINT I & II
•
Inclusion and exclusion criteria same as in CORD I
• Efficacy definitions same as in CORD I
• Following safety endpoints will be monitored:
~
Adverse events
~
Clinical laboratory tests and vital signs
~
Grip strength of the treated hand
~
Immunogenicity

Clinical Phase 3 Program
Summary:
• All studies up and running at this point
•Enrollment to CORD I and CORD II expected to
complete by end of 2007
•Approximately 725 subjects are planned to be
enrolled in total
•Phase 3 program to complete to allow BLA
submission early 2009

Market Overview for XIAFLEX: Dupuytren’s Disease Roger D. Graham, Jr. Executive Vice President Sales & Marketing

Market Research Methodology
• Approximately 600 Orthopedic and Hand
Surgeons
~
415 U.S. Physicians
~
193 E.U. Physicians
Qualitative and Quantitative Research
~
1 on 1 in depth interviews with KOLs (High Treaters)
~
Web based Surveys
~
Second quantitative study designed to provide 95%
confidence level
and 7.5% margin of error

Surgeon’s Motivation To Use XIAFLEX
• Dissatisfied With Surgery
~
Flexion contractures often not fully corrected (especially PIP joints)
~
High rate of complications
~
Difficult to meet patients’ expectations
Believe XIAFLEX Fills An Unmet Need
~
Earlier use than surgery
~
Appropriate for poor surgical candidates
~
As efficacious as surgery, perhaps more efficacious (especially for
PIP joints)
~
Significantly fewer complications
~
Requires skill of a surgeon
~
Efficient to administer (time economies vs surgery)
Source:  Market Research, Auxilium Pharmaceuticals

Reimbursement and Surgical Costs
• Reimbursement
~
All payers anticipate coverage for XIAFLEX, including EU
~
New CPT codes may be needed for injection & manipulation
~
Miscellaneous J-code at launch
Surgical Costs - Ambulatory (99%)
~
$ 4,800*
•
In-patient Surgery
~
$12,000**
*  Pharmetrics
**  Verispan
Total Cost
Total Cost

XIAFLEX Potential: Dupuytren’s Contracture
Patients
Seeking
Treatment
~1.03M
No Prior
Surgery
~540,000
Had Surgery
Previously
~490,000
Watchful
Waiting
~270,000
Medical/
Surgical
Treatment
~270,000
Medical/
Surgical
Treatment
~125,000
Watchful Wait/
In Follow Up
~365,000
XIAFLEX
Potential
Candidates
~240,000
~150,000 in U.S.
~ 90,000 in Europe
Prevalence
3 – 6% of
Caucasian
Population
~13.5M to
27.0M
Source: Auxilium research and analysis

Xiaflex Commercial Opportunity
We believe:
There is a pent-up demand for non-surgical therapy
Surgeons and patients prefer non-invasive treatment
Each patient on average has 2.2 joints which will require
treatment; 49% have contractures in both hands
Early data indicates on average 1.4 vials of XIAFLEX
required per joint
~ 2.2 joints per patient x 1.4 vials per joint = 3.1 vials per patient on average
XIAFLEX treatment can be priced competitively to cost
of surgery (~$5,000 in the U.S.)

Gerald H. Jordan, MD, FACS, FAAP
Current Professional Appointments:
~
Professor Urology Department, Eastern Virginia
Medical School
~
Director, The Devine Center For Genitourinary
Reconstruction, Sentara Norfolk General Hospital
Education:
~
MD Degree: University of Texas Health Sciences
Center Medical School: 1977
~
Pre-Med: United States International University: 1973
~
BS Degree: United States Naval Academy: 1966

Peyronie’s Disease Gerald H. Jordan, MD Gerald H. Jordan, MD Department of Urology Department of Urology Eastern Virginia Medical School Eastern Virginia Medical School Norfolk, VA Norfolk, VA

Peyronie’s disease is a scarring phenomenon
affecting the tunica albuginea of the
penis¹
Scar tissue forms “plaques” that can result in pain with
erection, penile curvature/deviation, penile shortening,
indentations, and/or erectile dysfunction
Histological staining shows fibrin accumulation
and excessive depolarized collagen
deposition²
It is associated with difficulty with sexual intercourse,
loss of self-esteem, and depression
There are no approved therapies for the treatment of
Peyronie’s disease
1
Smith, BH. Am J Clin Pathol. 1966;45:670-678.
2
Somers, KD and Dawson, DM. J Urol. 1997;157:311–315.
Background

FALLOPIUS -- FALLOPIUS -- 1561 1561 de la PEYRONIE -- de la PEYRONIE -- 1743 1743 Peyronie’s Disease in History INDURATIO PLASTICA PENE

Peyronie’s Disease In History

Incurable Incurable Reassurance Reassurance Medical Therapy Medical Therapy Surgery Surgery * Peyronie’s Disease

Fibrous Lesions - Fibrous Lesions - Impede Expansion Impede Expansion Curvature And / Or Curvature And / Or Indentation And / Or Indentation And / Or Foreshortening Foreshortening Peyronie’s Disease

Peyronie’s Disease Update

Beta Blockers Beta Blockers Phenytoin Phenytoin Paget’s Disease Paget’s Disease Diabetes Mellitus Diabetes Mellitus Incidence of Peyronie’s Disease

Familial
Familial
Dupuytren’s    15 -
Dupuytren’s    15 -
30%
30%
10 -
10 -
40%
40%
Autosomal
Autosomal
Dominant
Dominant
Nyberg. JU, 1982; Ralph. JU, 1997 Nyberg. JU, 1982; Ralph. JU, 1997
Incidence of Peyronie’s Disease

1 - 100
Age of Onset - 53yrs (MEAN)
Prevalence - 0.4%
Rheu Arth, Hypertension
Asymptomatic Prevalence: 22 / 100
Jordan. Cont Urol, 1999, Lindsay. JU, 1991; Smith. Am J Clin Path, 1969
Incidence of Peyronie’s Disease

*** 45 - 45 - 65 Years 65 Years PEAK MID 50’s PEAK MID 50’s Loss Of Tissue Elasticity Loss Of Tissue Elasticity Erectile Dysfunction Erectile Dysfunction Incidence of Peyronie’s Disease

Causes of Peyronie’s Disease
Trauma -
Trauma -
Insertion Septum
Insertion Septum
Localized Aberration Wound
Localized Aberration Wound
Healing
Healing
Associated With ED
Associated With ED
Associated Fibrin Deposition
Associated Fibrin Deposition
Devine. JU, 1997, Jarow. JU, 1997, Somers. JU, 1997 Devine. JU, 1997, Jarow. JU, 1997, Somers. JU, 1997

Etiology - Trauma
Midline Septal Insertion -
Midline Septal Insertion -
Vulnerable with Buckling
Vulnerable with Buckling
Devine. JU, 1997, Jarow. JU, 1997, Gelbard, 1993 Devine. JU, 1997, Jarow. JU, 1997, Gelbard, 1993

Etiology - Genetics
Paget’s Disease Of The Bone
Dupuytren's Contracture
Certain HLA Subtypes
Autoimmune Disease
Hyperactive Wound Healing
Lyles. J Bone/Mineral Res, 1997, Nyberg. JU, 1982, Nyberg. JU, 1997, Ralph. JU, 1997, Leffell.
JU, 1997 Schiavino. Uro, 1997, Stewart. JU, 1994, Devine. Clin Plas Surg, 1988, Diegelman.
JU, 1997

Pathology
Round Cell Infiltration
Round Cell Infiltration
Obliterated Space of Smith
Obliterated Space of Smith
Fibrin Deposits
Fibrin Deposits
Smith. Am J Clin Path,1969, Devine. JU,1997, Somers. JU,1997 Smith. Am J Clin Path,1969, Devine. JU,1997, Somers. JU,1997

Pathology – Round Cell Infiltration; Obliterated Space of Smith Smith. Am J Clin Path,1969, Devine. JU,1997 Smith. Am J Clin Path,1969, Devine. JU,1997

Pathology – Fibrin Deposits Somers. JU,1997 Somers. JU,1997

Pathology
Dense Collagen
Dense Collagen
Decreased Elastin
Decreased Elastin
Dystrophic Calcification
Dystrophic Calcification
Cartilaginous Metaplasia
Cartilaginous Metaplasia
Gelbard. JU,1988, Ehrlich. JU,1997 Gelbard. JU,1988, Ehrlich. JU,1997

Anatomy - Tunica Albuginea
Multilayered
Multilayered
1.5 -
1.5 -
3.0 mm thick
3.0 mm thick
Incompetent Septum
Incompetent Septum
Longitudinal Layer
Longitudinal Layer
Thinnest
Thinnest
3
3
-
-
9
9
O’clock
O’clock
Hsu et al. Int J Imp,1992, Brock et al.  JU,1997 Hsu et al. Int J Imp,1992, Brock et al.  JU,1997

Dorsal Opposite Ventral - Upward Bending Septum Joins Circ Layer - Delamination Ralph. JU,1997, Devine. Clin Plast Surg,1988, Jarow. JU,1997, Devine. JU,1997 Anatomy - Tunica Albuginea

Anatomy - Tunica Albuginea Plaque Usually Dorsal Devine. JU, 1997, Gelbard. JU, 1993, El-Saka et al. Bju,1997

Anatomy - Tunica Albuginea
Compliance of the Tunica
Compliance of the Tunica
Collagen is Brittle
Collagen is Brittle
Elastin Stretches
Elastin Stretches
Helical
Helical
Arrangement
Arrangement
Straightens
Straightens
Elastin
Elastin
Stretches
Stretches
Ground
Ground
Substance
Substance
Displaces
Displaces

Peyronie’s Disease Update

Molecular Basis of Injury Molecular Basis of Injury Repeated Mechanical Stress - Microvascular Trauma Delamination Bleeding Fibrinogen Devine. JU,1997, Jarow. JU,1997, Devine. Clin Plas Surg,1988

Molecular Basis of Injury
Molecular Basis of Injury
Pain And Inflammation
Vasoactive Factors
Is The Inflammatory Response
“Trapped?”
PDGF-A and PDGF-B, TGF-b1
Diegelman. JU,1997, Van de Water. JU,1997, Somers. JU,1997

Molecular Basis of Injury
Molecular Basis of Injury
Causes Increased
Causes Increased
Connective Tissue
Connective Tissue
Inhibits
Inhibits
Collagenases
Collagenases
Can Induce It’s Own
Can Induce It’s Own
Production
Production
Border. NEJM,1994, Border. J Clin Inves,1992, Moreland. Int J Impot,1998
Implicated in Soft
Implicated in Soft
Tissue Fibrosis
Tissue Fibrosis
Implicated in ED
Implicated in ED
Increases Synthesis of
Increases Synthesis of
Fibroblasts –
Fibroblasts –
Fibrosis
Fibrosis
Wound Healing
Wound Healing
TGF-b1
TGF-b1

Active Phase
Active Phase
Painful
Painful
Erections
Erections
–
–
Sometimes
Sometimes
Changing
Changing
Deformity
Deformity
Secondary Phase
Secondary Phase
Pain Resolves
Pain Resolves
Stable Deformity
Stable Deformity
Gelbard. JU, 1990, Williams. JU, 1970 Gelbard. JU, 1990, Williams. JU, 1970
*
Disease Progression

Poorly Defined in the Literature
Poorly Defined in the Literature
Mentioned Only In Passing
Mentioned Only In Passing
Lowsley. Lowsley. JU, JU, 1950, 1950, Gelbard. Gelbard. JU,1990, JU,1990, Williams. Williams. JU, JU, 1970, 1970, Devine. Devine. JU, JU, 1974, 1974, Mellman, Mellman, Ju Ju 1978, 1978, Pryor. Pryor. JU, JU,
1979, Ralph. Bju ,1992, Jones. JU, 1984 1979, Ralph. Bju ,1992, Jones. JU, 1984
Psychological Aspects

Disturbed Body Image
Disturbed Body Image
Fearful Of Treatment
Fearful Of Treatment
Many Functional Aspects of ED
Many Functional Aspects of ED
Like “Death”
Like “Death”
Denial
Denial
Ambivalence
Ambivalence
Anxiety
Anxiety
Depression
Depression
Shame
Shame
Embarrassment
Embarrassment
Self Disgust
Self Disgust
Jones. AUA Update, 1998, Rosen. Data In Process, 2005 Jones. AUA Update, 1998, Rosen. Data In Process, 2005
Psychological Aspects

Youthful Libido
Youthful Libido
Aging Tissues
Aging Tissues
Relate With Intercourse
Relate With Intercourse
Do Not “
Do Not “
Like ”
Like ”
To Talk About the
To Talk About the
Problem
Problem
Jones. AUA Update, 1998, Rosen. Data In Process, 2005 Jones. AUA Update, 1998, Rosen. Data In Process, 2005
Psychological Aspects

Most Patients:
Most Patients:
Told “End Of Sex Life”
Told “End Of Sex Life”
Admit …
Admit …
Are Coping Poorly
Are Coping Poorly
Believe “Sex Is Intercourse”
Believe “Sex Is Intercourse”
Must Be Told To Keep “Sexual Expression
Must Be Told To Keep “Sexual Expression
Alive”
Alive”
Jones. AUA Update, 1998 Jones. AUA Update, 1998
Psychological Aspects

Plaque or Induration:
Plaque or Induration:
Usually Located Dorsal Septal Insertion
Usually Located Dorsal Septal Insertion
Can Be Multiple
Can Be Multiple
Can Involve Septal Fibers
Can Involve Septal Fibers
Patients May Not Be Aware
Patients May Not Be Aware
Burford. JU, 1943, Bystrom.Scan J Urol Neph,1976, Williams. BJU, Burford. JU, 1943, Bystrom.Scan J Urol Neph,1976, Williams. BJU, 1980, Furlow. JU, 1975 1980, Furlow. JU, 1975
Clinical Features

Penile Pain:
Usually Only With Erection
Usually Not Severe But Can Interfere
With Intercourse
Spontaneous Improvement The Rule As
Inflammation Resolves
Burford. JU, 1943, Gelbard. JU, 1990, Williams. BJU, 1980, Furlow. JU, 1975
Clinical Features

Curvature and/or Deformity:
Usually Dorsal Curve
Curvature Can Be Complex
Lateral or Ventral – Disabling
Can Cause Indentation
Burford. JU, 1943, Gelbard. JU, 1990, Williams. BJU, 1980, Furlow. JU, 1975
Clinical Features

Clinical Features

Erectile Dysfunction:
Reported Incidence - Variable
Bystrom. Scan J Urol Neph,1976, Levine. JU,1996, Stecker. JU,1984, Jordan. JU,1993, Furlow. JU,1975,
Gasior. WJU,1990, Amin. Bj Rad,1993, Montorsi. JU,1994, Pryor. ACTA UROL BELG,1998, Lopez et al.
JU,1993, Chilton. BJU,1982, Ralph. BJU,1992, Metz. JU,1983
Clinical Features

Reduced Elastin - Increased Type III
Collagen
Associated with Veno-occlusive Problems
Cavernosal Fibrosis Can Interfere with
Arterial Flow
Chisang et al. Euro Urol,1992, Akkus et al. BJU,1997, Ralph. BJU,1992
Clinical Features

Vitamin E (tocopherol) –
Vitamin E (tocopherol) –
antioxidant
antioxidant
Potaba
Potaba
(Para Aminobenzoate)
(Para Aminobenzoate)
Allegra
Allegra
(Seldane)
(Seldane)
Colchicine
Colchicine
Tamoxifen
Tamoxifen
Carnitine
Carnitine
(Acetyl-L-Carnitine/Propionyl-
(Acetyl-L-Carnitine/Propionyl-
L-Carnitine)
L-Carnitine)
Trental
Trental
(Pentoxifylline)
(Pentoxifylline)
Natulan
Natulan
(Procarbazine)
(Procarbazine)
Steroids or NSAIDs
Steroids or NSAIDs
PDE-5 Inhibitors
PDE-5 Inhibitors
Medical Management - Oral

Rigorous Well Designed / Controlled
Studies Are Needed
As It Stands Now, The Role Of Oral
Therapy To Alter The Progress Of
Peyronie's Disease Is Probably Limited To
The Acute Phase Of Disease
Mynderse And Monga, I J Imp Res, 2002
Medical Management - Oral

Steroids Steroids Parathyroid Hormone Parathyroid Hormone Orgotein Orgotein Verapamil Verapamil Interferon Interferon -2b -2b Medical Management – Intralesional Injection

Medical Management - Topicals
Steroids, Verapamil, Beta –
Steroids, Verapamil, Beta –
Aminopropionitrile, Orgotein
Aminopropionitrile, Orgotein
Transcutaneous
Transcutaneous
Absorption of Drug
Absorption of Drug
No Blinded / Controlled Studies
No Blinded / Controlled Studies
No Proven Efficacy -
No Proven Efficacy -
Single Reports Only
Single Reports Only

Medical Management –
Iontophoresis / Electromotive Therapy
Steroids, Verapamil, Orgotein, Histamine
Steroids, Verapamil, Orgotein, Histamine
Enhanced Transcutaneous
Enhanced Transcutaneous
Absorption Of
Absorption Of
Drug Using Surface Delivered Heat Or
Drug Using Surface Delivered Heat Or
Current
Current
No Blinded / Controlled Studies
No Blinded / Controlled Studies
No Proven Efficacy -
No Proven Efficacy -
Single Reports Only
Single Reports Only

Non-Surgical Management
Lithotripsy
Questionable Rationale - Ostensibly
Mechanical Disruption of the Plaque
Enhancing Compliance
No Blinded / Controlled Studies
No Proven Efficacy To Date, ? Ill Effects on
the Erectile Tissue, ? Adjuvant to Intralesional
Injection
Bellorofonte. Arch Ital Urol Neph Androl,1988 Hauck JU, 2004, Hauck, Eur Urol 2000, Lebret Bju Int, 2000, Hamm,
Eur Urol 2001, Abdel Salaam, 1999

Medical Management - Combined Therapy
Intralesional Injection And Oral
Interferon ~-2b + Vit E
Verapamil + Carnitine
Verapamil + Tamoxifen
Oral Vit E + Colchicine
Lithotripsy + Intralesional Verapamil
Birmngham Study Underway
Ved + Intralesional Verapamil
Study Protocol Under Evaluation
Hellstrom, Bju Int 2003, Prieto Castro, Bju Int 2003, CAVALLINI Et Al, BJU INT2002

Medical Management - Future Directions
Investigations Suggest That Part Of The
Peyronie’s Process Involves Supression
Of “Antifibrotics”
Matrixmetalloproteinases
1 Antitrypsin
Cyclic GMP
Lue . J Sex Med 2005, Hauck. J Sex Med 2005
~

Surgical Management Indications When The Deformity Precludes Intercourse Erectile Dysfunction Precludes Intercourse

Surgical Management Pre-operative Assessment
Stable / Quiescent  Disease
Stable / Quiescent  Disease
Usually > 1yr from onset of symptoms
Usually > 1yr from onset of symptoms
Stable deformity for 3 –
Stable deformity for 3 –
5 Mos
5 Mos
Pain Free
Pain Free
Detailed Assessment of Erectile
Detailed Assessment of Erectile
Function
Function
CDU
CDU
DICC
DICC
True Informed Consent
True Informed Consent

Surgical Management Options
Plication Or Tunical Resection
Tunical Resection With Plicating Closure
Corporoplasty
Nesbitt. Ju 1965, Ebbehoj. Urol 1985, Essed. Urol 1985, Lue. Ju 1998, Geertsen. Bju 1996,
Emberger. Bju 1984, Sassine. Urol 1994, Kelami. Bju 1987, Licht. Ju 1997, Yachia. Ju 1990, Rehman. Ju
1997;Pryor And Fitzpatrick. Ju 1979, Ralph. Ju 1995, Porst. Springer – Verlag 1997

Surgical Management Options Plication Or Tunical Resection

Surgical Management Options Excision / Incision With Grafting Excision / Incision With Grafting

Surgical Management Options

Prosthetic Implantation With Straightening
Pryor. Churchill-Livingston, 1987, Wilson. JU, 1994, Montague. JU, 1006, Knoll. Urol, 1990, Eigner. JU, 1991, Carson.
Ijir, 1998, Carwson. Ijir, 2002
Surgical Management Options

Medical Management – XIAFLEX
Clostridial
Clostridial
Collagenase (XIAFLEX)
Collagenase (XIAFLEX)
Creation of “Chemical Incisions”
Creation of “Chemical Incisions”
with
with
Initiation of Remodeling
Initiation of Remodeling
Blinded / Controlled Studies Underway
Blinded / Controlled Studies Underway
Available Only on Protocol
Available Only on Protocol
Gelbard. Gelbard. Urol Urol Res, Res, 1982, 1982, Gelbard. Gelbard. JU,1985, JU,1985, Gelbard. Gelbard. JU,1993, JU,1993, National National Collagenase Collagenase Study Study Group, Group, Jordan. Jordan. J J Sexual Sexual
Medicine, Medicine, 2007 2007

Safety and Efficacy of Injectable
Safety and Efficacy of Injectable
Mixed
Mixed
Collagenase Subtypes (XIAFLEX) in the
Collagenase Subtypes (XIAFLEX) in the
Treatment of Peyronie’s Disease
Treatment of Peyronie’s Disease

To assess the impact of injectable mixed
collagenase subtypes (XIAFLEX, Auxilium)
on the angle of penile deviation and plaque
size
To assess the tolerability and safety of
XAIFLEX for the treatment of Peyronie’s
disease
Objectives

Methods: Study Design
Study A (N=25)
Baseline
Week 12
Month 6
Follow-up
Month 9
Follow-up
3 injections
(7 10 d)
3 injections
(7 10 d)
X  X  X
X  X  X
Study B (N=10)
Baseline
Week 12
Month 6
Follow-up
Month 9
Follow-up
3 injections
(5 10 d)
3 injections
(5 10 d)
Week 6
3 injections
(5 10 d)
X  X  X
X  X  X X  X  X

Methods: Patients
Key inclusion criteria:
Key inclusion criteria:
Men aged 18
Men aged 18
75 years
75 years
Diagnosis of
Diagnosis of
Peyronie’s disease
Peyronie’s disease
Key exclusion criteria:
Key exclusion criteria:
Prior surgery for
Prior surgery for
Peyronie’s disease
Peyronie’s disease
Extensively calcified
Extensively calcified
plaque
plaque
Substantial erectile
Substantial erectile
deficits due to
deficits due to
Peyronie’s disease
Peyronie’s disease
Penile bend <20
Penile bend <20
degrees
degrees
Sexual dysfunction due
Sexual dysfunction due
to other causes
to other causes

Assessment of Efficacy and Tolerability
Study A:
Study A:
Primary: changes from
Primary: changes from
baseline in the angle of
baseline in the angle of
deviation and plaque size
deviation and plaque size
Secondary: patient
Secondary: patient
responses on VAS for
responses on VAS for
pain and sexual function
pain and sexual function
Secondary: investigators’
Secondary: investigators’
global evaluation of
global evaluation of
change
change
Study B:
Study B:
Primary: patients’
Primary: patients’
responses on the
responses on the
Peyronie’s Patient
Peyronie’s Patient
Questionnaire at month 9
Questionnaire at month 9
Secondary: changes from
Secondary: changes from
baseline in angle of
baseline in angle of
deviation and plaque size
deviation and plaque size
Secondary: investigators’
Secondary: investigators’
global evaluation of
global evaluation of
change
change
•
Tolerability: adverse events monitored in both studies

Results: Demographics and Disposition
Study A:
Study A:
25 men enrolled and 18
25 men enrolled and 18
completed the study
completed the study
Mean age was 55 years;
Mean age was 55 years;
92% were white
92% were white
Mean duration of illness
Mean duration of illness
was 39 months
was 39 months
Study B:
Study B:
10 men enrolled; 9
10 men enrolled; 9
completed the study
completed the study
Mean age was 58 years;
Mean age was 58 years;
90% were white
90% were white
Mean duration of illness
Mean duration of illness
was 32 months
was 32 months

Results: Clinical Success,* Deviation Angle Study A 58 53 35 0 20 40 60 80 100 M3 M6 M9 Study B 50 100 100 89 0 20 40 60 80 100 W6 M3 M6 M9 *Clinical success: 25% reduction in the angle of deviation.

Results: Clinical Success,* Plaque Size Study A 95 65 67 0 20 40 60 80 100 M3 M6 M9 *Clinical success: 25% reduction in plaque size.

Results: Mean Change From Baseline in Deviation
Angle and Plaque Size
Deviation Angle
Deviation Angle
(
(
)
)
Plaque Length
Plaque Length
(cm)
(cm)
Plaque Width
Plaque Width
(cm)
(cm)
Study A
Study A
Study B
Study B
Study A
Study A
Study B
Study B
Study A
Study A
Study B
Study B
Baseline
Baseline
52.8
52.8
50.2
50.2
5.8
5.8
7.85
7.85
0.80
0.80
0.48
0.48
W6
W6
NA
NA 15.2*
15.2*
NA
NA 0.05
0.05
NA
NA 0.16
0.16
M3
M3 12.7*
12.7*
20.6
20.6
† †
0.94
0.94
† †
1.59
1.59
0.13*
0.13*
0.11
0.11
M6
M6 11.1
11.1
† †
28.4
28.4
† †
0.48
0.48
‡ ‡
0.11
0.11
0.15
0.15
‡ ‡
0.21
0.21
‡ ‡
M9
M9 6.6
6.6
26.2
26.2
† †
0.68
0.68
0.00
0.00 0.12
0.12
‡ ‡
0.18
0.18
*P
0.007 versus baseline.
†
P 0.001 versus baseline.
‡
P 0.05 versus baseline.

Results: Peyronie’s Patient Questionnaire
(Study B)
Patient-reported improvements in sexual
function were observed for:
Enjoyment of intercourse (P=0.023)
Satisfaction with sexual relationships (P=0.043)
Freedom from pain during erection (P=0.009)
At baseline, 4 patients reported no sexual
activity, and at month 9, 100% (9/9) were
sexually active
All 9 patients reported pain-free erections

Results: Physical Symptoms (Study B)
Pain with erection: resolved in 6 patients
Pain with erection: resolved in 6 patients
Plaque palpability: disappeared in 4 patients
Plaque palpability: disappeared in 4 patients
with moderate-to-severe palpation
with moderate-to-severe palpation
Penile indentation: disappeared in 3 patients
Penile indentation: disappeared in 3 patients
and improved from severe to moderate in 1
and improved from severe to moderate in 1
patient
patient
Penile shortening: improved from severe to
Penile shortening: improved from severe to
moderate in 1 patient
moderate in 1 patient
Penile numbness: moderate-to-severe
Penile numbness: moderate-to-severe
completely resolved in 1 patient
completely resolved in 1 patient

Results: Investigators’ Global Assessment of Patients Much Improved/Very Much Improved Study A 59 53 56 0 20 40 60 80 100 M3 M6 M9 Study B 50 67 67 67 0 20 40 60 80 100 W6 M3 M6 M9

Adverse Events: Study A
Relationship to Study Drug, n (%)
Relationship to Study Drug, n (%)
Adverse Event
Adverse Event
Possibly
Possibly
Probably
Probably
Definitely
Definitely
Reproductive system
Reproductive system
1 (4)
1 (4)
1 (4)
1 (4)
14 (56)
14 (56)
Erectile disturbance
Erectile disturbance
0 (0)
0 (0)
1 (4)
1 (4)
0 (0)
0 (0)
Penile disorder NOS
Penile disorder NOS
0 (0)
0 (0)
0 (0)
0 (0)
5 (20)
5 (20)
Penile pain
Penile pain
1 (4)
1 (4)
0 (0)
0 (0)
12 (48)
12 (48)
Penile swelling
Penile swelling
0 (0)
0 (0)
0 (0)
0 (0)
6 (24)
6 (24)
Skin and subcutaneous tissue
Skin and subcutaneous tissue
disorders
disorders
0 (0)
0 (0)
2 (8)
2 (8)
19 (76)
19 (76)
Contusions
Contusions
0 (0)
0 (0)
2 (8)
2 (8)
14 (56)
14 (56)
Ecchymosis
Ecchymosis
0 (0)
0 (0)
0 (0)
0 (0)
11 (44)
11 (44)
NOS=not otherwise specified.

Adverse Events: Study B
Treatment-Related Adverse Event, n (%)
Treatment-Related Adverse Event, n (%)
Total (N=10)
Total (N=10)
General disorders and administration site conditions
General disorders and administration site conditions
5 (50)
5 (50)
Local swelling
Local swelling
2 (20)
2 (20)
Suprapubic
Suprapubic
pain
pain
4 (40)
4 (40)
Injury, poisoning, and procedural pain
Injury, poisoning, and procedural pain
10 (100)
10 (100)
Contusion
Contusion
10 (100)
10 (100)
Reproductive system and breast disorders
Reproductive system and breast disorders
9 (90)
9 (90)
Erectile dysfunction
Erectile dysfunction
1 (10)
1 (10)
Painful erection
Painful erection
1 (10)
1 (10)
Penile pain
Penile pain
7 (70)
7 (70)
Penile swelling
Penile swelling
7 (70)
7 (70)
Penis disorder
Penis disorder
1 (10)
1 (10)
Vascular disorders
Vascular disorders
1 (10)
1 (10)
Hematoma
Hematoma
1 (10)
1 (10)

Adverse Events
The most common treatment-related
The most common treatment-related
adverse events were localized
adverse events were localized
administration site reactions of mild
administration site reactions of mild
intensity and of limited duration
intensity and of limited duration
(typically within 3 weeks)
(typically within 3 weeks)
The most common adverse events were
The most common adverse events were
contusion, penile pain, and ecchymosis
contusion, penile pain, and ecchymosis
All adverse events resolved without
All adverse events resolved without
medical intervention
medical intervention

Conclusions
XIAFLEX, administered in up to 3 series
XIAFLEX, administered in up to 3 series
of multiple injections, appears to be
of multiple injections, appears to be
effective for the treatment of Peyronie’s
effective for the treatment of Peyronie’s
disease
disease
Treatment with XIAFLEX was generally
Treatment with XIAFLEX was generally
well tolerated
well tolerated
Larger controlled clinical trials are
Larger controlled clinical trials are
needed to confirm these promising
needed to confirm these promising
results and are in the process of
results and are in the process of
development
development

Peyronie’s Disease Gerald H. Jordan, MD Gerald H. Jordan, MD Department of Urology Department of Urology Eastern Virginia Medical School Eastern Virginia Medical School Norfolk, VA Norfolk, VA

Development Plans for Peyronie’s Disease Jyrki Mattila Executive Vice President R&D

Preclinical local tolerability study
• Four anatomic structures exposed to Xiaflex
™
~
Tunica albuginea, Corpus cavernosum, NAV-complex
and  Urethra
• Single dose and repeated dose groups
• Dosing mimics expected clinical use
• Histopathology, toxicokinetics and immunogenecity
to be recorded
• Study completed and results expected to be
submitted to the FDA first half 2008

Phase 2 b study
• Injections of 0.58 mg in 0.25 mL volume given into Peyronie’s plaque
~
Two regimens of either six or nine total doses to be compared
Patient Reported Outcome Survey likely to be used as a
primary endpoint
~
AUXL developed its own proprietary questionnaire for
Peyronie’s disease
~
Final validation in Phase 2b study
Other endpoints include:
~
Reduction of penile curvature
~
Pain relief
Phase 2b dose ranging study expected to begin first
half 2008

Market Overview for XIAFLEX: Peyronie’s Disease Roger D. Graham, Jr. Executive Vice President Sales & Marketing

Market Research Methodology
• Approximately 600 Urologists/Surgeons
~
415 U.S. Physicians
~
193 E.U. Physicians
Qualitative and Quantitative Research
~
1 on 1 in depth interviews with KOLs (High Treaters)
~
Web based Surveys
~
Second quantitative study designed to provide 95%
confidence level
and 7.5% margin of error

Surgeon Motivation to Use Xiaflex
• Seeking effective treatment options
~
No effective medical therapy
~
Surgery is last resort; many patients choose not to have it
~
Penile shortening
~
Erectile dysfunction/impotence
~
Many surgical patients dissatisfied with outcomes
High Interest In XIAFLEX
~
Higher success rate than with off-label injections of verapamil or interferon; equal to surgery
~
Less trauma to penis/shorter recovery time than surgery
~
In-office procedure performed by urologists
Source: Market Research, Auxilium Pharmaceuticals, Inc.

Reimbursement and Surgical Costs
• All payers (US & EU) anticipate coverage for
XIAFLEX
• New CPT codes may be needed
• Ambulatory (70%) & In-Patient (30%) Surgery
~
Approximate Cost (Blended) $ 13,000*
•
In-patient Surgery
~
$ 23,000**
*  Pharmetrics
**  Verispan
Approximate Cost

XIAFLEX Potential:  Peyronie’s Disease
Patients
Seeking
Treatment
~475,000
Surgery Not
Recommended
~365,000
Watchful
Waiting
~160,000
Medical or
Intralesional
Therapy
~205,000
Surgery
Recommended
~110,000
XIAFLEX
Potential
Candidates
~210,000
~ 135,000 in U.S.
~ 75,000 in Europe
Source: Auxilium research and analysis

Xiaflex Commercial Opportunity
We believe:
• High need opportunity (MD and Patient)
• Surgeons and patients prefer non-invasive treatment
• Early indication that each patient will require 6 to 9
vials of Xiaflex
• Reimbursement environment is positive
• Peyronie’s represents a second significant
commercial opportunity

Question & Answer Session